As filed with the Securities and Exchange Commission on March 31, 2008.


                                                           Registration No. 333-


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                                              94-1234979
_______________________________                              ___________________
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 400 California Street,
San Francisco, California                                               94104
_________________________                                             __________
  (Address of Principal                                               (Zip Code)
   Executive Offices)


              UNION BANK OF CALIFORNIA, N.A. 401(K) PLAN AND TRUST
              ____________________________________________________
                            (Full title of the plan)


  JOHN H. MCGUCKIN, JR., ESQ.
Senior Executive Vice President                             Copy to:
      and General Counsel                             RODNEY R. PECK, ESQ.
    UNIONBANCAL CORPORATION                          Pillsbury Winthrop LLP
     400 California Street                              50 Fremont Street
    San Francisco, CA 94104                      San Francisco, California 94105
        (415) 765-2969                                   (415) 983-1000
_______________________________                  _______________________________
 (Name, address and telephone
 number, including area code,
     of agent for service)


                         CALCULATION OF REGISTRATION FEE
_______________________________________________________________________________________________________

     Title of                    Amount       Proposed Maximum         Proposed            Amount of
   Securities To                  To Be        Offering Price      Maximum Aggregate     Registration
 Be Registered (1)             Registered         per Share         Offering Price            Fee
_______________________________________________________________________________________________________

Common Stock,
par value $1.00 per share       2,000,000        $50.95 (2)        $101,900,000 (2)       $4,005 (3)

_______________________________________________________________________________________________________


(1) Pursuant to Rule 416(c) of the Securities Act of 1933, this Registration Statement covers an indeterminate amount of plan interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as reported on the New York Stock Exchange on March 26, 2008.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

                                _________________


     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.
________________________________________________________________________________

                                EXPLANATORY NOTE


This Registration Statement on Form S-8 is filed by UnionBanCal Corporation (the "Registrant") for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plan is effective. This Registration Statement on Form S-8 relates to 2,000,000 shares of the Registrant's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Union Bank of California, N.A. 401(k) Plan and Trust (the "Plan"). Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the Registration Statement on Form S-8 previously filed by the Registrant with the Securities and Exchange Commission on April 1, 1996 (File No. 333-03042), and the Registration Statement on Form S-8 previously filed by the Registrant with the Securities and Exchange Commission on October 24, 2003 (File No. 333-109941) in connection with the Plan.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

Exhibit
Number                     Exhibit


5.1                        *

23.1                       Consent of Deloitte & Touche LLP.

24.1                       Power of Attorney.

______________________

* The Registrant undertakes that it has submitted or will submit the Plan and any amendment potentially affecting the qualification thereof to the Internal Revenue Service (the "IRS") for a determination on its tax-qualified status in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on March 26, 2008.

                                   UNIONBANCAL CORPORATION



                                   By: /s/ DAVID I. MATSON
                                   _______________________________
                                           David I. Matson
                                           Vice Chairman and
                                           Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 26, 2008.


/s/ MASAAKI TANAKA               President, Chief Executive Officer and Director
_____________________            (Principal Executive Officer)
Masaaki Tanaka


/s/ DAVID I. MATSON              Vice Chairman and Chief Financial Officer
_____________________            (Principal Financial Officer)
David I. Matson


/s/ DAVID A. ANDERSON            Executive Vice President and Controller
_____________________            (Principal Accounting Officer)
David A. Anderson


_____________________            Director (Chairman)
Norimichi Kanari


          *                      Director
_____________________
Aida M. Alvarez


          *                      Director
_____________________
David R. Andrews


          *                      Director
_____________________
Nicholas B. Binkley


          *                      Director
_____________________
L. Dale Crandall


          *                      Director
_____________________
Murray H. Dashe


          *                      Director
_____________________
Richard D. Farman


          *                      Director
_____________________
Philip B. Flynn


          *                      Director
_____________________
Christine Garvey


          *                      Director
_____________________
Michael J. Gillfillan

          *                      Director
_____________________
Mohan S. Gyani


          *                      Director
_____________________
Ronald L. Havner Jr.


          *                      Director
_____________________
Mary S. Metz


                                 Director
_____________________
Shigemitsu Miki


          *                      Director
_____________________
J. Fernando Niebla


          *                      Director
_____________________
Masashi Oka


                                 Director
_____________________
Kyota Omori


          *                      Director
_____________________
Barbara L. Rambo


          *                      Director
_____________________
Dean A. Yoost


*By: /s/ DAVID I. MATSON         Attorney-in-fact
     ___________________
         David I. Matson


THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustee of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on March 26, 2008.


UNION BANK OF CALIFORNIA, N.A. 401(k)
PLAN AND TRUST


By: /s/ PAUL E. FEARER
        _____________________________________________
        Paul E. Fearer
        Senior Executive Vice President & Director of
        Human Resources
        Union Bank of California, N.A.

                                INDEX TO EXHIBITS


Exhibit
Number                     Exhibit


  5.1                      *

 23.1                      Consent of Deloitte & Touche LLP.

 24.1                      Power of Attorney.

______________________

* The Registrant undertakes that it has submitted or will submit the Plan and any amendment potentially affecting the qualification thereof to the Internal Revenue Service (the "IRS") for a determination on its tax-qualified status in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.